CAPITAL INCOME BUILDER

THIRD-QUARTER REPORT
for the nine months ended July 31, 1996

[The American Funds Group(R)]

FELLOW INVESTORS:

     We are pleased to inform you that Capital Income Builder's dividend was raised in August for the 36th consecutive quarter to 46 cents a share. Large special dividends issued by United Kingdom utilities allowed the fund to earn its dividend earlier than usual. This is the first time that the dividend for this quarter has been paid in August rather than September.

     This table shows CIB's dividends since the fund began operations in mid-1987:

                              Cents Per Share
Dividend Payment              (As Declared)

September 1987                22*
December 1987                 28
March 1988                    28.5
June 1988                     29
September 1988                29.5
December 1988                 30
March 1989                    30.5
June 1989                     31
September 1989                31.5
December 1989                 32.5
March 1990                    33
June 1990                     33.5
September 1990                34
December 1990                 34.5
March 1991                    35
June 1991                     35.5
September 1991                36
December 1991                 36.5

*After less than a full quarter of operations

                             Cents Per Share
                                                   (With Capital
                                                  Gain Distributions
Dividend Payment             (As Declared)         Reinvested)

March 1992                   37                   37.3
June 1992                    37.5                 37.8
September 1992               38                   38.3
December 1992                38.5                 38.8
March 1993                   39                   39.5
June 1993                    39.5                 40
September 1993               40                   40.5
December 1993                40.5                 41
April 1994                   41                   41.6
June 1994                    41.5                 42.1
September 1994               42                   42.6
December 1994                42.5                 43.1
March 1995                   43                   43.8
June 1995                    43.5                 44.3
September 1995               44                   44.8
December 1995                44.5                 45.3
March 1996                   45                   46.4
June 1996                    45.5                 47
August 1996                  46                   47.5

     Capital Income Builder's portfolio will appear in the fund's annual report, scheduled to be mailed to you in December. We look forward to reporting to you then.

Jon B. Lovelace
Chairman of the Board

September 6, 1996

Capital Income Builder(R) seeks to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

For information about your account or any of the fund's services, please contact your financial adviser or call American Funds Service Company, toll-free, at 800/421-0180.

Litho in USA  TAG/ALI/3036
(C)1996 American Funds Distributors, Inc.
Lit. No. CIB-012-0996